UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 2, 2011

Homeowners Choice, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa Florida 33706

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Business and operations

Item 1.01. Entry into a Material Definitive Agreement

On November 2, 2011, we entered into an assumption agreement with HomeWise Insurance Company, whereby we agreed to assume certain rights and obligations with respect to that company’s Florida homeowners’ insurance policies. Under the agreement, HomeWise agreed to transfer to us up 70,000 of the policies and approximately $45 million in cash, which represents an estimate of the unearned premiums and premium receivables. Exact figures are undeterminable until ongoing policy cancellations and premium refunds are accounted for.

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On November 8, 2011, we released our earnings for the three and months ended September 30, 2011. We plan to host an earnings conference call that same day at 4:30 p.m. ET during which our chief executive officer and our chief financial officer will discuss the results.

Interested parties are invited to listen to the call live over the Internet at http://www.ir-site.com/hcpci/events.asp. The call is also available by dialing (877) 407-9210 (toll-free). International participants should instead call (201) 689-8049. Participants should dial into the conference call approximately 10 minutes before the scheduled start time. Replays of the webcast will be available until December 9, 2011.

Investors wishing to participate in the call should contact Jay Madhu, Vice-President–Investor Relations at: jmadhu@hcpci.com or (727) 213-3660.

Our earnings release appears as Exhibit 99.1.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On November 2, 2011, we agreed to issue to Glencoe Acquisition, Inc., 1,000,000 warrants for the purchase of up to 500,000 of our common shares in exchange for an option to acquire all the equity interest in its subsidiary First Home Acquisition Corporation, LLC. The option expires February 28, 2013. Two warrants are exercisable to purchase one common share at a price $9.10 per share before July 31, 2013. The warrants were issued pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

Exhibit 99.1 Earnings Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 8, 2011.

HOMEOWNERS CHOICE, INC.

BY:	/s/ Richard R. Allen
Name:	Richard R. Allen
Title:	Chief Financial Officer

A signed original of this Form 8-K has been provided to Homeowners Choice, Inc. and will be retained by Homeowners Choice, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.